MFS(R) INSTITUTIONAL TRUST

                MFS(R) INSTITUTIONAL REAL ESTATE INVESTMENT FUND

                      Supplement to the Current Prospectus


The description of portfolio managers for the MFS(R) Institutional Real Estate Investment Fund (the fund) is hereby restated as follows:

The fund is managed by Sun Capital Advisers Inc. (Sun Capital). John T. Donnelly and Thomas V. Pedulla are Senior Vice Presidents of Sun Capital, and each has been employed in the investment management area of Sun Capital's parent company, Sun Life Assurance Company of Canada (Sun Life), since 1994. Messrs. Donnelly and Pedulla have each been portfolio managers of the fund since its inception in December of 2000. Richard R. Gable is a Vice President of Sun Capital, and has been employed in the investment management area of Sun Life since 1998. Prior to joining Sun Life, Mr. Gable had been a Senior Investment Analytics Specialist with Mellon Bank from 1995 to 1998. Mr. Gable became a portfolio manager of the fund effective November 12, 2001.


                The date of this Supplement is November 21, 2001.